UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)          The Annual Meeting of Shareowners of the Company was held on Wednesday, April 27, 2016, in Atlanta, Georgia. The results of the matters submitted to a vote of the shareowners at the meeting are set forth below. Pursuant to Delaware law and the Company’s By-Laws, abstentions and broker non-votes are not considered votes cast and do not affect the outcome of the votes. Therefore, only votes for and against each matter are included in the percentages below.

(b)          Item 1. Election of Directors. Shareowners elected each of the persons named below as Directors for a term expiring in 2017 as follows:

	FOR	% FOR	AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
Herbert A. Allen	3,113,213,805	98.72	40,257,051	1.28	5,423,006	572,315,189
Ronald W. Allen	3,093,895,429	98.10	59,869,258	1.90	5,128,975	572,315,189
Marc Bolland	3,141,829,692	99.63	11,577,924	0.37	5,486,246	572,315,189
Ana Botín	3,106,097,139	98.56	45,297,828	1.44	7,508,152	572,315,189
Howard G. Buffett	3,127,828,314	99.17	26,090,125	0.83	4,984,609	572,315,189
Richard M. Daley	3,116,157,582	98.90	34,741,776	1.10	8,003,425	572,315,189
Barry Diller	2,892,902,334	91.79	258,710,622	8.21	7,291,611	572,315,189
Helene D. Gayle	3,127,691,312	99.16	26,337,185	0.84	4,874,727	572,315,189
Evan G. Greenberg	3,129,772,143	99.24	23,813,293	0.76	5,318,728	572,315,189
Alexis M. Herman	3,105,863,277	98.49	47,744,000	1.51	5,297,164	572,315,189
Muhtar Kent	3,050,167,693	97.12	90,325,119	2.88	18,411,448	572,315,189
Robert A. Kotick	3,141,019,072	99.62	11,838,288	0.38	6,048,243	572,315,189
Maria Elena Lagomasino	3,099,809,482	98.39	50,742,637	1.61	8,353,484	572,315,189
Sam Nunn	3,084,250,154	97.92	65,620,817	2.08	9,034,349	572,315,189
David B. Weinberg	3,140,282,449	99.60	12,572,005	0.40	6,051,149	572,315,189

Item 2. Advisory Vote to Approve Executive Compensation. Votes regarding the advisory vote to approve executive compensation were as follows:

Votes Cast For:	3,010,012,102	95.88%
Votes Cast Against:	129,277,739	4.12%
Abstentions:	19,615,208
Broker Non-Votes:	572,315,189

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Item 3. Approval of the Material Terms of the Performance Incentive Plan of The Coca-Cola Company to Permit the Tax Deductibility of Certain Awards. Votes regarding the approval of the material terms of the Performance Incentive Plan of The Coca-Cola Company to permit the tax deductibility of certain awards were as follows:

Votes Cast For:	3,067,337,231	97.58%
Votes Cast Against:	76,073,559	2.42%
Abstentions:	15,489,043
Broker Non-Votes:	572,315,189

Item 4. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors. Votes regarding the ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending December 31, 2016 were as follows:

Votes Cast For:	3,678,374,529	98.80%
Votes Cast Against:	44,804,593	1.20%
Abstentions:	8,025,717
Broker Non-Votes:	N/A

Item 5. Shareowner Proposal Regarding Holy Land Principles. Votes on a shareowner proposal regarding the Holy Land Principles were as follows:

Votes Cast For:	67,414,643	2.20%
Votes Cast Against:	2,991,025,109	97.80%
Abstentions:	100,463,104
Broker Non-Votes:	572,315,189

Item 6. Shareowner Proposal Regarding Restricted Stock. Votes on a shareowner proposal regarding restricted stock were as follows:

Votes Cast For:	88,189,092	2.81%
Votes Cast Against:	3,047,802,325	97.19%
Abstentions:	22,904,916
Broker Non-Votes:	572,315,189

Item 7. Shareowner Proposal Regarding Alignment between Corporate Values and Political and Policy Activity. Votes on a shareowner proposal regarding the alignment between corporate values and political and policy activity were as follows:

Votes Cast For:	61,162,531	2.05%
Votes Cast Against:	2,922,967,076	97.95%
Abstentions:	174,775,769
Broker Non-Votes:	572,315,189

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)

Date: April 27, 2016	By:	/s/ Bernhard Goepelt
Bernhard Goepelt
Senior Vice President, General Counsel and Chief Legal Counsel

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